                                                                    EXHIBIT 4(a)

  % NONCUMULATIVE MONTHLY INCOME
      PREFERRED STOCK, SERIES A
     PAR VALUE $1.00 PER SHARE


                                                                                                SHARES

                          DORAL FINANCIAL CORPORATION
         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PUERTO RICO


                                                                                                CUSIP
                                                                                                SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY that




is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF   % NONCUMULATIVE MONTHLY INCOME PREFERRED STOCK, SERIES A, OF THE PAR VALUE OF $1 EACH OF


DORAL FINANCIAL CORPORATION, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and
Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Richard T. Bonnini                                                                          /s/ Zoila Levis
                                     Secretary                  [Doral Financial Seal]              President


COUNTERSIGNED AND REGISTERED:
    ChaseMellon Shareholder Services, L.L.C.
                           TRANSFER AGENT
                           AND REGISTRAR

BY                      AUTHORIZED SIGNATURE

                          DORAL FINANCIAL CORPORATION

     The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any request should be made to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common                                UNIF GIFT MIN ACT -           Custodian
TEN ENT   - as tenants by the entireties                                           -----------         ------------
JT TEN    - as joint tenants with right of survivorship                             (Cust)               (Minor)
            and not as tenants in common                                           Under Uniform Gifts to Minors
                                                                                   Act
                                                                                      -----------------------------
                                                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                   ------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Please print or typewrite name and address, including postal zip code of assignee.

--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                      Attorney,
----------------------------------------------------------------------
to transfer said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      -----------------------

                                         ---------------------------------------